EXHIBIT 10.2


                               SECURITY AGREEMENT

      SECURITY AGREEMENT ("Agreement") dated as of April 30, 2002 by and between Interplay Entertainment Corp, as debtor (Debtor"), and Warner Bros., a division of Time Warner Entertainment Company, L.P., as secured party ("Secured Party").

      WHEREAS, the Debtor will issue and the Secured Party will acquire from the Debtor that certain Secured Convertible Promissory Note ("Note") dated as of the date hereof.

      WHEREAS, it is a condition precedent to the obligations of the Secured Party to purchase and acquire the Note that the obligations of the Debtor in respect of the Note be secured by a Security Interest (as defined below) in, and lien upon, certain assets of the Debtor described herein;

      WHEREAS, in furtherance of the foregoing, the Debtor and Secured Party are entering into this Agreement for purposes of creating, perfecting, and administering the Security Interest in, and lien upon, the assets of the Debtor to be granted to the Secured Party, all as contemplated by the foregoing.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Terms defined in the Note and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following meanings:

     "ACCOUNT" means an "account" (as defined in UCC Section 9-102).

     "CHATTEL PAPER" means "chattel paper" (as defined in UCC Section 9-102).

     "CLOSING" shall have the meaning set forth in the Stock Purchase Agreement.

     "COLLATERAL" shall mean the Initial Collateral or the Remaining Collateral, as the case may be.

     "COLLATERAL DOCUMENTS" means this Agreement, each Deposit Account Control Agreement, each Intellectual Property Security Agreement, and all other supplemental or additional security agreements, control agreements, mortgages, deeds of trust, deeds to secure the Secured Obligations or similar instruments delivered pursuant hereto or thereto.

     "COMMERCIAL TORT CLAIM" means a "commercial tort claim" (as defined in UCC
Section 9-102).


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     "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to the Debtor, or pursuant to which the Debtor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display, or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to any Copyright Security Agreement.

      "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings, and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages, and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

      "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit A hereto, executed and delivered by the Debtor in favor of the Secured Party for the benefit of the Secured Parties, as amended from time to time.

      "CURRENT RATIO" shall mean the Debtor's current assets divided by the Debtors current liabilities and determined in accordance with GAAP.

      "DEBTOR" means Interplay Entertainment Corp., a Delaware corporation and its permitted successors and assigns.

      "DEPOSIT ACCOUNT" means a "deposit account" (as defined in UCC Section 9-102).

      "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a Deposit Account Control Agreement substantially in the form of Exhibit C hereto.

      "EFFECTIVE TIME" has the meaning set forth in Section 3.

      "ELIGIBLE CASH FLOW" shall mean an amount of cash equal to the amount of current assets of the Debtor in excess of current assets necessary for the Debtor to have a Current Ratio of 0.9.

       "EQUIPMENT" means "equipment" (as defined in UCC Section 9-102), but excluding fixtures (as defined in UCC Section 9-102) located on any real property.

      "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest, in the equity or profits thereof, (v) any warrant, option, or other right to acquire any Equity Interest described in the foregoing clauses


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(i), (ii), (iii) and (iv), or (vi) any Security Entitlement (as defined in the
UCC) in respect of any Equity Interest described in the foregoing clauses (i),
(ii), (iii), (iv), and (v).

      "GAAP" shall mean Generally Accepted Accounting Principals applicable in the United States and applied consistently with the historical practices of the Debtor.

      "GENERAL INTANGIBLES" means "general intangibles" (as defined in UCC
Section 9-102), including, without limitation, with respect to the Debtor, (A) all its Intellectual Property, goodwill, trade names, service marks, trade secrets, permits and licenses, (B) all its rights and claims in respect of refunds for taxes paid, (C) all its rights in respect of any pension plan or similar arrangement maintained for employees, and (D) all its rights to any goods, services, or other property arising in connection with its Accounts or Inventory (including rights to returned or repossessed goods and unpaid seller's rights of rescission, replevin, reclamation and rights to stoppage in transit).

      "INITIAL COLLATERAL" shall mean all the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

               (i) All Accounts;

               (ii) All Chattel Paper;

               (iii) All Commercial Tort Claims;

               (iv) All Deposit Accounts;

               (v) All Equipment;

               (vi) All General Intangibles;

               (vii) All Instruments;

               (viii) All Intellectual Property;

               (ix) All Inventory;

               (x) All Investment Property;

               (xi) All rights and privileges of the Debtor with respect to Equity Interests in other persons, and all dividends, distributions, and other payments with respect to such Equity Interests;

               (xii) All indebtedness owed to the Debtor by its subsidiaries and affiliates, all its rights and privileges with respect to such indebtedness and all interest, distributions, and other payments with respect thereto,

               (xiii) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts, and other computer materials and records) of the Debtor pertaining to any Initial Collateral; and


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               (xiv) All Proceeds of the Initial Collateral described in the foregoing clauses (i) through (xiii);

PROVIDED that the following property is excluded from the Security Interest: (i) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (ii) Equipment leased by the Debtor under a lease that prohibits the granting of a Security Interest or lien on such Equipment, and (iii) any general intangibles or other rights arising under any contract, instrument, license, or other document if (but only to the extent that) the grant of a Security Interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. The Debtor shall use all reasonable efforts to obtain any such required consent that is reasonably obtainable.

      "INSTRUMENT" means an "instrument" (as defined in UCC Section 9-102), including (but not limited to) promissory notes, drafts, bills of exchange, and trade acceptances.

      "INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights, and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

      "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interest granted to the Secured Party in such intellectual Property.

      "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement, or a Trademark Security Agreement.

      "INVENTORY" means "inventory" (as defined in UCC Section 9-102).

      "INVESTMENT PROPERTY" means "investment property" (as defined in UCC
Section 9-102).

      "NOTE" has the meaning set forth in the Introduction hereto, together with any replacement or substitution therefor.

      "EVENT OF DEFAULT" has the meaning specified in Section 7.

      "PARTIALLY RELEASED COLLATERAL" shall mean the Initial Collateral other than the Remaining Collateral.

      "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.


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      "PATENT LICENSE" means any agreement now or hereafter in existence granting to the Debtor, or pursuant to which the Debtor grants to any other Person, any right to practice (x) any invention in any Patent or (y) any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including, without limitation, any agreement identified in any Patent Security Agreement.

      "PATENTS" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of any other country, including, without limitation, those described in any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions, and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future-infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

      "PATENT SECURITY AGREEMENT" means a patent security agreement executed and delivered by the Debtor in favor of the Secured Party, as amended from time to time.

      "PAYMENT INTANGIBLE" means "payment intangible" (as defined in UCC Section 9-102).

      "PERMITTED SECURITY INTERESTS" has the meaning set forth in Section 4.

      "PLEDGED DEPOSIT ACCOUNT" shall mean that certain Deposit Account established at a financial institution designated by Secured Party and reasonably acceptable to Debtor and subject to the Deposit Account Control Agreement.

      "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of the Debtor (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

      "PROCEEDS" means all proceeds of, and all other profits, products, rents, or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of, or other realization upon, any Collateral, including without limitation all claims of the Debtor against third parties for loss of, damage to, or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

      "REMAINING COLLATERAL" shall mean all the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located: (i) the Pledged Deposit Account; (ii) all Copyrights and Copyright Licenses of the Debtor in respect of the Subject Titles; (iii) all Trademark and Trademark Licenses of the Debtor in respect of Subject Titles; and (iv) all Proceeds of the Remaining Collateral described in the foregoing clauses (i) through (iii).


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     "SECURED OBLIGATIONS" means, the principal of the Note, outstanding from time to time, all interest (including Post-Petition Interest) on such principal amount, and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Debtor pursuant to the Note, this Agreement, or any other Collateral Document.

     "SECURED PARTY" means Warner Bros., a division of Time Warner Entertainment Company, L.P., and its successor and assigns.

     "SECURITY INTEREST" means a security interest, pledge, assignment, charge, mortgage, encumbrance, or other lien (i) granted by the Debtor to the Secured Party; or (ii) granted under any other agreement or instrument with respect to any present or future assets, property, contract rights, or revenues in order to secure the payment of indebtedness of the party referred to in the context in which the term is used.

     "STOCK PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of April 23, 2002, between and among Debtor, Infogrames, Inc., Shiny Entertainment, Inc., Shiny Group, Inc., and David Perry.

     "SUBJECT TITLES" shall mean the Debtor's right, title, and interest in, to, and under the following Intellectual Property titles "Icewind Dale II", "Hunter", and "Run Like Hell", or such other Collateral of equal or greater value substituted by Debtor and reasonably acceptable to Secured Party.

     "SUPPORTING OBLIGATION" means "supporting obligation" (as defined in UCC
Section 9-102).

     "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to the Debtor, or pursuant to which the Debtor grants to any other Person, any right to use any Trademark, including, without limitation, any agreement identified in Schedule 1 to any Trademark Security Agreement.

     "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (vi) all income, royalties, damages, and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.


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     "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit B hereto, executed and delivered by the Debtor in favor of the Secured Party, as amended from time to time.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Delaware; PROVIDED that, if perfection or the effect of perfection or non-perfection or the priority of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Delaware, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection, or non-perfection or priority.

     "VIVENDI SECURITY INTEREST" shall mean the Security Interests the Debtor granted to Vivendi Universal Interactive Publishing North America, Inc. pursuant to that certain Secured Advance and Amendment #2 to Distribution Agreement letter agreement dated November 20, 2001 and that certain Secured Advance and Amendment #3 to Distribution Agreement letter agreement dated December 13, 2001.

     SECTION 2. THE SECURITY INTERESTS.

     (a) At the Effective Time, in order to secure the full and punctual payment of the Secured Obligations, the Debtor grants and pledges to the Secured Party a continuing Security Interest in all the Initial Collateral.

     (b) Notwithstanding subparagraph (a) above, upon the release of the Vivendi Security Interest, the Partially Released Collateral shall be automatically released from the Security Interest granted hereunder; the Security Interest granted hereunder shall continue in the Remaining Collateral; and upon receipt by Secured Party of documents in form reasonably satisfactory to Secured Party evidencing the release of the Vivendi Security Interest, Secured Party shall promptly execute such documents and instruments as Debtor shall reasonably require to evidence the release of the Partially Released Collateral from the Security Interest granted hereunder at Debtor's sole cost and expense (provided that all such documents and instruments shall expressly provide that the Security Interest granted hereunder continues in the Remaining Collateral).

     (c) Notwithstanding subparagraphs (a) and (b) above, the Security Interest granted hereunder shall continue in the Initial Collateral or the Remaining Collateral, as the case may be, only to the extent the amounts deposited into the Pledged Deposit Account in accordance with Section 5(e), shall be insufficient to pay all principal and interest due and payable under the Note; and Secured Party shall promptly execute such documents and instruments as Debtor shall reasonably require to evidence the partial release or releases of the Collateral in accordance with this subparagraph (c) from the Security Interest granted hereunder at Debtor's sole cost and expense (provided that all such documents and instruments shall expressly provide that the Security Interest granted hereunder continues in any remaining portion of the Initial Collateral or the Remaining Collateral, as the case may be, to the extent amounts deposited into the Pledged Deposit Account shall be insufficient to pay all principal and interest due and payable under the Note).


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     (d) With respect to each right to payment or performance included in the
Collateral from time to time, the Security Interest granted therein includes a continuing Security Interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Security Interest, mortgage, or other lien that secures (x) such right to payment or performance or (y) any such Supporting Obligation.

     (e) The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor with respect to any of the Collateral or any transaction in connection therewith.

     SECTION 3. EFFECTIVENESS. This Agreement shall become effective only after the time ("EFFECTIVE TIME") that all the following conditions shall have been satisfied:

     (a) the Closing for the Stock Purchase Agreement shall have occurred;

     (b) the Secured Party shall have received from the Debtor a counterpart hereof signed by the Debtor or facsimile or other written confirmation satisfactory to the Secured Party that the Debtor has signed a counterpart hereof;

     (c) the Secured Party shall have received from the Debtor the original executed Note; and

     (d) the Secured Party shall have received all other documents it may reasonably request relating to any matters relevant hereto, all in form and substance reasonably satisfactory to the Secured Party.

     SECTION 4. GENERAL REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants that:

     (a) The Debtor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     (b) The exact corporation name and Identification Number of the Debtor as appears in its certificate of incorporation is as follows:

           CORPORATE NAME                         IDENTIFICATION NUMBER

           Interplay Entertainment Corp.          33-0102707

     (c) The Debtor has not changed its name since its organization.

     (d) The Debtor has not changed its corporate structure in any way within the past five years.

     (e) The chief executive office of the Debtor is located at the following address:


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            COUNTY          MAILING ADDRESS                     STATE

          Los Angeles       Interplay Entertainment Corp.       California
                            16815 Von Karman Avenue
                            Irvine, California 92606

     (f) The Debtor has good and marketable title to all its Collateral, free and clear of any Security Interest other than any Security Interest permitted by the Secured Party, including without limitation, the Vivendi Security Interest ("PERMITTED SECURITY INTERESTS").

     (g) The Debtor has not performed any acts that could reasonably be expected to prevent the Secured Party from enforcing any of the provisions of the Collateral Documents or that would limit the Secured Party in any such enforcement. No financing statement, security agreement, mortgage, or similar or equivalent document or instrument covering all or any part of the Collateral owned by the Debtor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Security Interest on such Collateral, except financing statements, mortgages, or other similar or equivalent documents with respect to Permitted Security Interests. After the Effective Time, no Collateral owned by the Debtor will be in the possession or under the control of any Person asserting any claim thereto or Security Interest therein, other than a Permitted Security Interest of a warehouseman, bailee, or agent.

     (h) The Security Interests in all Collateral owned by the Debtor (i) have been validly created, (ii) will attach to each item of such Collateral at the Effective Time (or, if the Debtor first obtains rights thereto on a later date, on such later date), and (iii) when so attached will secure all of the Secured Obligations.

     (i) When UCC financing statements describing the Collateral have been filed in the Delaware Secretary of State's Office the Security Interest will constitute a perfected security interests in the Collateral owned by the Debtor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Security Interests and rights of others therein except Permitted Security Interests. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to all or a portion of the Debtor's Intellectual Property (including any future filings required pursuant to Section 5(a)), the Security Interests will constitute perfected security interests in all right, title, and interest of the Debtor in such Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Security Interests and rights of others therein except Permitted Security Interests.

     SECTION 5. FURTHER ASSURANCES; GENERAL COVENANTS. The Debtor covenants as follows:

     (a) Subject to the other provisions of this Agreement, the Debtor will, from time to time, at its expense, execute, deliver, file, and record any statement, assignment, instrument, document, agreement, or other paper and take any other action (including, without limitation, any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be (i) necessary, or that the Secured Party may reasonably request, in order to create, preserve, perfect, confirm, or validate the Security Interests in the Collateral; and (ii) necessary, and that the Secured Party may reasonably request, in order to:


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(A) enable the Secured Party to obtain the full benefits of the Collateral
Documents; or (B) enable the Secured Party to exercise and enforce any of its rights, powers, and remedies with respect to any of the Collateral; PROVIDED that the Secured Party shall not seek an assignment of any Trademark except in the exercise of its remedies hereunder.

     The Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all Intellectual Property Filings and any recording or filing of any financing or continuation statements or other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all of the Debtor's Collateral is released pursuant to Section
12. With respect to any action it is permitted to take pursuant to the power of attorney contained in this paragraph, the Secured Party will notify the Debtor thereof (i) unless an Event of Default shall have occurred and be continuing, prior to taking such action and (ii) if an Event of Default shall have occurred and be continuing, promptly after taking such action. The Debtor will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

     (b) The Debtor will not (i) change its name or corporate structure, or (ii) change its location (determined as provided in UCC Section 9-307) unless it shall have given the Secured Party at least 10 days' prior written notice thereof.

     (c) Other than as provided in Section 6, the Debtor will not sell, lease, exchange, assign, or otherwise dispose of, or grant any option with respect to, any of its Collateral.

     (d) The Debtor will, promptly upon request, provide to the Secured Party all information and evidence concerning the Collateral that the Secured Party may reasonably request from time to time to enable it to enforce the provisions of the Collateral Documents.

     (e) Commencing with respect to the Debtor's fiscal quarter ending June 30, 2002 and continuing each quarter thereafter, within 5 business days following the release of the Debtor's quarterly report on Form 10Q or earnings release for the applicable quarter, the Debtor shall deposit in the Pledged Deposit Account all Eligible Cash Flow until such time as the amount in the Pledged account shall be sufficient to pay all principal and interest due and payable under the Note.

     SECTION 6. ORDINARY COURSE TRANSACTIONS. Unless an Event of Default shall have occurred and be continuing and the Secured Party shall have notified the Debtor that its right to do so is terminated, suspended, or otherwise limited in accordance with the terms hereof, the grant of Security Interests in the Collateral, including without limitation, the Intellectual Property, pursuant hereto and the Collateral Documents shall not preclude the Debtor from entering into any Copyright License or Trademark License or, subject to Section 5, from managing or maintaining, including selling, exchanging, assigning, or otherwise disposing of, the Collateral, including without limitation, the Intellectual Property, in a manner that is in the ordinary course of the Debtor's business and consistent with the Debtor's historical practices; provided however that Debtor shall not be entitled to dispose of any or all of the Remaining Collateral unless Secured Party has consented (which consent shall not be unreasonably


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withheld) and Debtor has granted Secured Party a security interest of equal or greater priority in Collateral of equal or greater value than the Collateral disposed of by Debtor.

     SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute an event of default (each an "EVENT OF DEFAULT") under this Agreement:

     (a) The occurrence and continuation of an Event of Default under the Note;

     (b) The Debtor fails to make, when due, any transfer, delivery, pledge, assignment or grant of Collateral required to be made by it under the Collateral Documents and that failure continues unremedied for five business days after notice of that failure is given to the Debtor;

     (c) The failure or refusal by the Debtor to perform, or the breach or violation of; any of the terms, obligations, covenants, or warranties of this Agreement, the Note, or any Collateral Document and that failure or refusal continues unremedied for five business days after notice of such failure or refusal is given to the Debtor;

     (d) (i) a court having jurisdiction in the premises enters a decree or order for relief in respect of the Debtor in an involuntary case under Title 11 of the United States Code entitled "BANKRUPTCY" (as now and hereinafter in effect, or any successor thereto, the "BANKRUPTCY CODE") or any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief is granted under any applicable federal or state law; or (ii) an involuntary case is commenced against the Debtor under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over the Debtor or over all or a substantial part of its property has been entered; or the involuntary appointment of an interim receiver, trustee, or other custodian of the Debtor for all or a substantial part of its property has occurred; or a warrant of attachment, execution, or similar process will have been issued against any substantial part of the property of the Debtor, and, in the case of any event described in this clause (ii), such event will have continued for 90 days unless dismissed, bonded, or discharged;

     (e) at any time after the date hereof, the Note, any Collateral Document, or any other document delivered pursuant hereto or thereto will cease to be in full force and effect or will be declared null or void, or Debtor contests the validity or enforceability of this Agreement, the Note, any Collateral Document, or any other document delivered pursuant hereto or thereto; or

     (f) any representation, warranty, or statement made by the Debtor in this Agreement, the Note, any Collateral Document, or any other document delivered pursuant hereto or thereto will prove to have been untrue in any material respect on the date as of which made or deemed made.

     SECTION 8. REMEDIES UPON EVENT OF DEFAULT. (a) If an Event of Default shall have occurred and be continuing, the Secured Party may exercise (or cause its agents or co-agents, if


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any, to exercise) any or all of the remedies available to it (or to such agents or co-agents) under the Collateral Documents.

     (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Secured Party may exercise all the rights of a secured party under the UCC with respect to any Collateral and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Pledged Deposit Account and apply such cash as provided in Section 11 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license, or otherwise dispose of the Collateral or any part thereof at public or private sale for cash, upon credit or for future delivery, and at such price or prices as the Secured Party shall deem satisfactory. The Secured Party may be the purchaser of Collateral so sold or otherwise disposed of at any public disposition (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private disposition). The Debtor agrees that it will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale or other disposition may be made in compliance with law. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor that may be waived, and the Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay, or appraisal that it has or may have under any law now existing or hereafter adopted. Notice of any such sale or other disposition shall be given to the Debtor as required by
Section 13. The Secured Party shall not be obligated to make any such disposition pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the same may be so adjourned.

     (c) For the purpose of enforcing any and all rights and remedies under this Agreement, the Secured Party may (i) require the Debtor to, and the Debtor agrees that it will, at its expense and upon the reasonable request of the Secured Party, forthwith assemble all or any part of its Collateral as directed by the Secured Party and make it available at a place designated by the Secured Party which is, in the Secured Party's opinion, reasonably convenient to the Secured Party and the Debtor, whether at the premises of the Debtor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to the Secured Party seize and remove such Collateral from such premises, (iii) have access to and use the Debtor's books and records relating to its Collateral, and
(iv) prior to the disposition of any Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Debtor, process, repair, or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent, or technical process used by the Debtor. The Secured Party may also render any or all of such Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

     (d) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, then, after giving notice to the
Debtor:

               (i) the Secured Party may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Secured Party shall in its sole reasonable discretion determine; PROVIDED that such licenses or sublicenses do not conflict with any existing licenses;

               (ii) the Secured Party may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Debtor in, to, and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and the Debtor releases the Secured Party from liability for, and agrees to hold the Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Secured Party's or such Secured Party's gross negligence or willful misconduct; and

               (iii) upon request by the Secured Party (which shall not be construed as implying any limitation on the rights or powers of the Secured Party), the Debtor will execute and deliver to the Secured Party a power of attorney, in form and substance reasonably satisfactory to the Secured Party, for the implementation of any sale, lease, license, or other disposition of any Intellectual Property owned by it or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on the Debtor in any license or similar agreement, the Debtor will supply to the Secured Party its know-how and expertise relating to the relevant Intellectual Property or the products or services made or rendered in connection with such Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services.

     SECTION 9. FEES AND EXPENSES; INDEMNIFICATION. The Debtor will forthwith upon demand pay to the Secured Party:

               (i) the amount of any and all reasonable out-of-pocket expenses, including reasonable fees and expenses of counsel, that the Secured Party may incur in connection with (x) the administration or enforcement of the Collateral Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank, or value of any Security Interest, and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping any Collateral, (y) the collection, sale, or other disposition of any Collateral, or (z) the exercise by the Secured Party of any of its rights or powers under the Collateral Documents; and

               (ii) the amount required to indemnify the Secured Party for, or hold it harmless and defend it against, any loss, liability, or expense (including the reasonable fees and expenses of its counsel) incurred or suffered by the Secured Party in connection with the Collateral Documents, except to the extent that such loss, liability, or expense arises from the Secured Party's gross negligence or willful misconduct or a breach of any duty that the Secured Party has under this Agreement.

Any such amount not paid to the Secured Party on demand will bear interest for each day thereafter until paid at a rate per annum equal to the rate applicable to the Note for such day.

     SECTION 10. LIMITATION ON DUTY OF SECURED PARTY IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody and preservation thereof, the Secured Party will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Secured Party in good faith or by reason of any act or omission by the Secured Party pursuant to instructions contained herein, except to the extent that such liability arises from the Secured Party's gross negligence or willful misconduct.

     SECTION 11. APPLICATION OF PROCEEDS. If an Event of Default shall have occurred and be continuing, the Secured Party may apply (i) the proceeds of any sale or other disposition of all or any part of the Collateral and (ii) any cash held in the Pledged Deposit Account, in the following order of priorities:

           FIRST, to pay the expenses of such sale or other realization, including reasonable compensation to counsel for the Secured Party, and all expenses, liabilities, and advances incurred or made by the Secured Party in connection with the Collateral Documents, and any other amounts then due and payable to the Secured Party pursuant to Section 9 hereof and any provision of the Note;

           SECOND, to pay the unpaid principal of the Secured Obligations ratably (or provide for the payment thereof), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

           THIRD, to pay ratably (i) all interest (including Post-Petition Interest) on the Secured Obligations and (ii) all fees payable under the Note, until payment in full of all such interest and fees shall have been made; and

           FINALLY, to pay to the Debtor or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

     SECTION 12. TERMINATION OF SECURITY INTERESTS. When all outstanding Secured Obligations shall have been paid in full, the Security Interests shall terminate and all rights to each item of Collateral shall revert to the Debtor.

     Upon any termination of Security Interests or release of Collateral in accordance with the foregoing provisions of this Section, the Secured Party will, at the expense of the Debtor, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the relevant Security Interests or the release of the relevant Collateral, as the case may be.

     SECTION 13. NOTICES. Each notice, request, or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt, or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     (a) in the case of the Debtor, to it at:

      Interplay Entertainment Corp.
      16815 Von Karman Avenue
      Irvine, California  92606
      Attn:  Corporate Counsel

      Telephone:  (949) 553-6655
      Facsimile:  (949) 252-2820


     (b) in the case of the Secured Party, to it at:

      Warner Bros.
      4000 Warner Boulevard
      Burbank, California  91522
      Attn:  General Counsel

      Telephone:  (818) 954-4223
      Facsimile:  (818) 954-4768

Any party may change its address or facsimile number for purposes of this Section by giving notice of such change to the other Party in the manner specified above.

     SECTION 14. WAIVERS, REMEDIES NOT EXCLUSIVE. No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right or remedy under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right or remedy under Collateral Documents or the Note preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Collateral Documents or Note are cumulative and are not exclusive of any other rights or remedies provided by law.

     SECTION 15. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights of the holder thereof under the Collateral Documents, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement shall be binding on the Debtor and its respective successors and assigns; PROVIDED that the Debtor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

     SECTION 16. CHANGES IN WRITING. Any provision of this Agreement may be amended, supplemented, modified, or waived if only if such amendment, supplement, modification, or waiver is in writing and is signed by the Debtor and the Secured Party.

     SECTION 17. CHOICE OF LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California without regard to California's choice of law rules, and except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of California are governed by the laws of such jurisdiction. The parties hereto agree than any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Central District of California or any court of the State of California sitting in Los Angeles County, California, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding in such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 18. SEVERABILITY.If any provision of any Collateral Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions of the Collateral Documents shall remain in full force and effect in such jurisdiction; and the invalidity or unenforceability of any provision thereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

              [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                               Interplay Entertainment Corp.
                               as Debtor


                               By:    /S/ HERVE CAEN
                                    ------------------------------------
                                    Name:  Herve Caen
                                    Title: President and
                                           Chief Executive Officer


                               Warner Bros., a division of
                               Time Warner Entertainment Company, L.P., as Secured Party


                               By:    /S/ JOHN CALKINS
                                    ------------------------------------
                                    Name:  John Calkins
                                    Title: Senior VP Corporate
                                           Business Development and
                                           Strategy

                                                                      EXHIBIT A

                                                          TO SECURITY AGREEMENT





                          COPYRIGHT SECURITY AGREEMENT

        (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT APPLICATIONS, AND
                               COPYRIGHT LICENSES)



     WHEREAS, Interplay Entertainment Corp Inc., a Delaware corporation (herein referred to as the "LIEN GRANTOR") owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

     WHEREAS, Lien Grantor and Warner Bros., a division of Time Warner Entertainment Company, L.P. ("SECURED PARTY"), are parties to the Convertible Note dated as of April ___, 2002 (as amended and/or supplemented from time to time, the "Note") pursuant to which the Lien Grantor issued the Note to the Secured Party;

     WHEREAS, pursuant to (i) that certain Security Agreement dated as of April ___, 2002 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") between Lien Grantor and Secured Party and (ii) certain other collateral documents (including this Copyright Security Agreement), the Lien Grantor has granted and/or is granting to the Secured Party a continuing security interest in certain personal property of the Lien Grantor, including all right, title, and interest of the Lien Grantor in, to, and under the Copyright Collateral, to secure the Lien Grantor's Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Secured Party, to secure the Lien Grantor's Secured Obligations, a continuing Security Interest in all of the Lien Grantor's right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright referred to in
     Schedule 1 hereto;

          (ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

          (iii)all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien

     Grantor against third parties for past, present, or future infringement of any Copyright owned by the Lien Grantor (including, without limitation, any Copyright identified in Schedule 1 hereto) and all rights and benefits of the Lien Grantor under any Copyright License (including, without limitation, any Copyright License identified in Schedule 1 hereto).

     The Lien Grantor irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor, the Secured Party, or otherwise, from time to time, in the Secured Party's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof

     Except to the extent expressly permitted in the Security Agreement or the Note, the Lien Grantor agrees not to sell, license, exchange, assign, or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Secured Party pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of April, 2002.

                               Interplay Entertainment Corp
                               as Lien Grantor


                               By:
                                    -------------------------------
                                    Name:
                                    Title:

Acknowledged:

Warner Bros., a division of
Time Warner Entertainment Company, L.P., as Secured Party


By:
      -------------------------
      Name:
      Title:

STATE OF CALIFORNIA       )
                          ) ss.:
COUNTY OF LOS ANGELES     )


     I, _____________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that___________, ________________of Interplay Entertainment Corp, Inc. (the "COMPANY"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ___________________, appeared before me this day in person and acknowledged that he signed, executed, and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of April , 2002.




[Seal]

--------------------------------------
Signature of notary public
My Commission expires ________________

                                                                     SCHEDULE 1
                                                                   TO COPYRIGHT
                                                             SECURITY AGREEMENT


                          INTERPLAY ENTERTAINMENT CORP.
                                   COPYRIGHTS


                                   COPYRIGHTS

TITLE                 COUNTRY                DATE OF CREATION
-------------         -------------          ----------------------




                             COPYRIGHT REGISTRATIONS

TITLE                 REGISTRATION NO.       DATE OF REGISTRATION
-------------         ----------------       --------------------




                             COPYRIGHT APPLICATIONS

TITLE                 DATE OF APPLICATION
-------------         -----------------------




                               COPYRIGHT LICENSES

                              PARTIES         DATE OF
NAME OF AGREEMENT       LICENSOR/LICENSEE    AGREEMENT      SUBJECT MATTER
-----------------       -----------------    ---------      --------------

                                                                      EXHIBIT B
                                                          TO SECURITY AGREEMENT


                          TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK

                      APPLICATIONS AND TRADEMARK LICENSES)

     WHEREAS, Interplay Entertainment Corp Inc., a Delaware corporation (herein referred to as the "LIEN GRANTOR") owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

     WHEREAS, Lien Grantor and Warner Bros., a division of Time Warner Entertainment Company, L.P., ("SECURED PARTY") are parties to the Convertible Note dated as of April ___, 2002 (as amended and/or supplemented from time to time, the "Note") pursuant to which the Lien Grantor issued the Note to the Secured Party;

     WHEREAS, pursuant to (i) that certain Security Agreement dated as of April ___, 2002 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") between Lien Grantor and Secured Party and (ii) certain other collateral documents (including this Trademark Security Agreement), the Lien Grantor has granted and/or is granting to the Secured Party a continuing security interest in certain personal property of the Lien Grantor, including all right, title, and interest of the Lien Grantor in, to, and under the Trademark Collateral, to secure the Lien Grantor's Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Secured Party, to secure the Lien Grantor's Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each registered Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

          (ii) each Trademark License (as defined in the Security Agreement), except for intercompany Trademark Licenses, to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in
     Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of Intellectual

     Property Collateral rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any, Trademark identified in Schedule 1 hereto), and all rights and benefits of the Lien Grantor under any Trademark License (including, without limitation, any Trademark License identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing.

     The Lien Grantor irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor, the Secured Party, or otherwise, from time to time, in the Secured Party's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof

     Except to the extent expressly permitted in the Security Agreement or the Note, the Lien Grantor agrees not to sell, license, exchange, assign, or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Secured Party pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of April, 2002.

                               Interplay Entertainment Corp
                               as Lien Grantor.


                               By:
                                    -------------------------------
                                    Name:
                                    Title:
Acknowledged:

Warner Bros., a division of
Time Warner Entertainment Company, L.P., as Secured Party


By:
      -------------------------
      Name:
      Title:

STATE OF CALIFORNIA       )

                          ) ss.:

COUNTY OF LOS ANGELES     )



     I, ___________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, ___________, ____________________of Interplay Entertainment Corp. (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such __________________, appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ____ day of April ___, 2002.





[Seal]





--------------------------------
Signature of notary public

My Commission expires
                      ---------

                                                                  SCHEDULE 1 TO
                                                   TRADEMARK SECURITY AGREEMENT


                          INTERPLAY ENTERTAINMENT CORP.
                      UNITED STATES REGISTERED* TRADEMARKS



  MARKS      REGISTRATION NO.    REGISTRATION DATE     RENEWAL DATE     CLASS








* REGISTERED = CURRENTLY ACTIVE MARKS FOR WHICH FEDERAL TRADEMARK REGISTRATIONS HAVE ISSUED, EXCLUDING TRADEMARK REGISTRATIONS THAT HAVE PREVIOUSLY BEEN ASSIGNED

                                                                  SCHEDULE 1 TO
                                                   TRADEMARK SECURITY AGREEMENT



                          INTERPLAY ENTERTAINMENT CORP.
           UNITED STATES USE BASED TRADEMARK APPLICATION



       MARKS            SERIAL NO.      FILING DATE       CLASS

                                                                      EXHIBIT C

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

     DEPOSIT ACCOUNT CONTROL AGREEMENT ( "AGREEMENT") dated as of April____, 2002 between and among Interplay Entertainment Corp. ( "DEBTOR"), Warner Bros., a division of Time Warner Entertainment Company, L.P., ( "SECURED PARTY") and _____________ ( "DEPOSIT BANK").

PRELIMINARY STATEMENTS:

     (A) The Debtor and the Secured Party have entered into that certain Convertible Note dated as of April __, 2002 (as amended, modified, or supplemented from time to time, the "Note") pursuant to which the Debtor issued the Note to Secured Party.

     (B) The Debtor and the Secured Party, have entered into that certain Security Agreement dated as of April __, 2002 (as amended, modified, or supplemented from time to time, the "SECURITY AGREEMENT").

     (C) It is a condition of the Note and the Security Agreement that the Debtor pledge certain collateral to the Secured Party.

     (D) The Debtor has established with the Deposit Bank an account [DESCRIBE, INCLUDING NUMBER AND TYPE] as a Deposit Account under the Security Agreement.

     (E) The Deposit Bank has agreed to act in such capacity.

     NOW THEREFORE, in consideration of the premises the parties hereto hereby agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein and defined in the Note and the Security Agreement shall be used herein as therein defined.

     2. PLEDGE. The Debtor hereby grants, pledges, and assigns to the Secured Party, and hereby creates a continuing first priority lien and Security Interest in favor of the Secured Party in, and transfers to the Secured Party all dominion and control over, all of its right, title, and interest in and to an account [DESCRIBE INCLUDING NUMBER AND TYPE] with the Deposit Bank, including, without limitation, all documents, passbooks, and similar evidence representing such account, together with all deposits made from time to time therein and all funds and other property standing to the credit of such account from time to time, all of which shall constitute a Deposit Account and Collateral under the Security Agreement;

     3. SECURITY FOR OBLIGATIONS; TERMS OF PLEDGE. The Collateral hereunder secures the payment and performance of the Obligations in accordance with the Security Agreement. The rights and obligations of the Secured Party and the Debtor in respect of the Collateral hereunder shall be as provided in the Security Agreement.

     4. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants as follows:

     (a) The Debtor is the sole beneficial owner of the Collateral subject to this Agreement and the Security Agreement, free and clear of any Security Interest, lien, option, or other encumbrance except for the Security Interest created by or set forth in this Agreement, the Security Agreement.

     (b) The pledge of the Collateral pursuant to this Agreement and the Security Agreement creates a valid and perfected Security Interest in the Collateral, securing the payment and performance when due of the Obligations.

     (c) The Debtor is a corporation duly organized under the Laws of the State of Delaware, and is in good standing in each jurisdiction where the failure to so be would have a material adverse effect on its business or properties.

     (d) It has full power, authority, and legal right to pledge all the Collateral pursuant to this Agreement and the Security Agreement.

     (e) This Agreement, has been duly authorized, executed, and delivered by the Debtor and constitutes a legal, valid, and binding obligation of the Debtor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws generally affecting creditors' rights and subject to general equitable principles (regardless of whether such principles are considered in a proceeding in equity or at law).

     (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Debtor of the Collateral pursuant to this Agreement or the Security Agreement or for the execution, delivery, or performance of this Agreement by the Debtor.

     (g) The execution, delivery, and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award, or decree of any court, arbitrator, or governmental authority, domestic or foreign, applicable to the Debtor, or of the company documents of the Debtor.

     5. THE DEPOSIT BANK.

     (a) The Deposit Bank acknowledges the lien and Security Interest hereunder and under the Security Agreement. The parties hereto agree that the Deposit Bank shall at all times comply only with instructions and orders originated by the Secured Party with respect to any disbursements, transfers, withdrawals, or other dispositions of funds from, or investments in, the Deposit Account and the Collateral hereunder, in each case, without the further consent of the Debtor. The parties hereto agree that the Deposit Bank shall not comply with any such instructions or orders originated by the Debtor or any third party, except with the written consent of the Secured Party. The Deposit Bank waives any right to offset any claim which it might have against the Deposit Account or the Collateral hereunder and subordinates any security interest it may have in the Deposit Account and the Collateral hereunder to the lien and Security Interest granted to the Secured Party.

     (b) The Deposit Bank may resign from its obligations under this Agreement at any time after twenty (20) days prior written notice to the other parties hereto, but in no event shall the Deposit Bank be released of its obligations hereunder unless and until a substitute bank has been designated and assumed the obligations hereunder of the Deposit Bank and all monies in the Deposit Account and Collateral relating thereto have been transferred to the substitute bank in compliance with written instructions from the Secured Party. The Secured Party shall designate a substitute Deposit Bank, in its sole discretion, promptly after receipt of notice of resignation by the Deposit Bank and shall take all reasonable actions necessary to cause such designated successor promptly to assume the obligations of the Deposit Bank hereunder.

     (c) The Secured Party may terminate this Agreement at any time after thirty
(30) days prior written notice to the other parties hereto.

     (d) The Deposit Bank agrees that it shall take all actions reasonably necessary and shall cooperate with the Secured Party to facilitate any transfer of its obligations, duties, and rights hereunder.

     (e) The Deposit Bank represents and warrants that it has no knowledge of any claim to, Security Interest in, or lien upon any of the Collateral hereunder, other than the Security Interest hereunder and under or noted in the Security Agreement.

     (f) The Deposit Bank has not entered into, nor will it enter into, any agreement with any third party regarding any of the Collateral hereunder or agreed that it will comply with any instructions or orders concerning such Collateral originated by any such third party, nor has the Deposit Bank entered into, nor will it enter into, any arrangement with the Debtor or any third party by which the Deposit Bank agrees to limit or qualify its undertakings to comply with the instructions and orders of the Secured Party as set forth herein.

     6. NOTICES. All notices and other communications provided for hereunder shall be in writing addressed to the respective parties at their addresses as specified with their signatures below or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be effective upon receipt.

     7. GOVERNING LAW. This Agreement (including the establishment and maintenance of the Deposit Account and all interests, duties, and obligations related thereto) shall be governed by and construed in accordance with the laws of the State of California without reference to its conflicts of laws principles, and in furtherance thereof the parties agree that the jurisdiction of the Deposit Bank for all matters relating to the Deposit Account, this Agreement, and the Security Agreement shall be the State of California.

     8. JURISDICTION. The parties hereto agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District

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Court for the Central District of California or any court of the State of
California sitting in Los Angeles County, California, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding in such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

              [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Debtor, the Secured Party and the Deposit Bank have caused this Agreement to be duly executed and delivered as of the date first above written.

                            Interplay Entertainment Corp.
                            as Debtor


                            By:
                               ----------------------------------
                               Name:
                               Title:
                               Address for notices:

                            Warner Bros., a division of Time Warner
                               Entertainment Company, L.P.,
                             as Secured Party


                            By:
                               ----------------------------------
                               Name:
                               Title:
                               Address for notices:



                            [NAME]
                            as Deposit Bank


                            By:
                               ----------------------------------
                               Name:
                               Title: